Rule 497(c)
                                                     1940 Act File No. 811-07831
                                                     1933 Act Reg. No. 333-12745

                                   PROSPECTUS
                                January 31, 2005

                                      FMI
                                   Focus Fund

                                   A NO LOAD
                                  MUTUAL FUND

                                 FMI Focus Fund

                                   PROSPECTUS
                                JANUARY 31, 2005

                       FMI Focus Fund is a no load mutual
                       fund seeking capital appreciation.

               Please read this Prospectus and keep it for future
            reference.  It contains important information, including
               information on how FMI Focus Fund invests and the
                      services it offers to shareholders.


           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
               DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS
           PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS

                                                                            Page


QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN FMI FOCUS FUND        1
FEES AND EXPENSES                                                             4
INVESTMENT OBJECTIVE AND STRATEGIES                                           4
DISCLOSURE OF PORTFOLIO HOLDINGS                                              5
MANAGEMENT OF THE FUND                                                        5
THE FUND'S SHARE PRICE                                                        5
PURCHASING SHARES                                                             6
REDEEMING SHARES                                                              9
MARKET TIMING PROCEDURES                                                     12
EXCHANGING SHARES                                                            12
DIVIDENDS, DISTRIBUTIONS AND TAXES                                           13
FINANCIAL HIGHLIGHTS                                                         14
SHARE PURCHASE APPLICATION                                           Centerfold


            FMI FUNDS, INC. O 100 EAST WISCONSIN AVENUE, SUITE 2200 MILWAUKEE, WISCONSIN 53202 O (414) 226-4555 O WWW.FMIFUNDS.COM

                      QUESTIONS EVERY INVESTOR SHOULD ASK
                       BEFORE INVESTING IN FMI FOCUS FUND

1. WHAT IS THE FUND'S GOAL?

   FMI Focus Fund seeks capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


   The Fund invests in stocks of companies of all sizes, including small to mid-cap (i.e. less than $3.0 billion of market capitalization) domestic companies, that have substantial capital appreciation potential. Many of these companies have little or no following by the major stock brokerage firms. We look for stocks of businesses that are selling at what we believe are substantial discounts to prices that accurately reflect their future earnings prospects. We take a "focused" approach to investing meaning the Fund conducts extensive research (i.e. focuses) on each prospective investment before purchasing.


   Our portfolio managers actively trade the Fund's portfolio. Its annual portfolio turnover usually will exceed 100%. Our portfolio managers may also use the following investment techniques:

   o Effect "short sales" of a security when they think it will decline in value.

   o  Purchase securities with borrowed funds.

   o Purchase put and call and write call options on securities and stock indexes.


   In reviewing companies, the Fund applies the characteristics identified above on a case by case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.



   Our portfolio managers will generally sell a portfolio security when they believe:



   o  The security has achieved its value potential.
   o  Such sale is necessary for portfolio diversification.
   o  Changing fundamentals signal a deteriorating value potential.
   o  Other securities have a better performance potential.


3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

   You could lose money. There are risks associated with the Fund's principal investment strategies and with the types of securities in which the Fund invests. These risks include:


   o STOCK MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.



   o MEDIUM CAPITALIZATION COMPANIES RISK: The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.


   o SMALLER CAPITALIZATION COMPANIES RISK: Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

   o VALUE INVESTING RISK: Although not exclusively "value" investors, our portfolio managers may engage in "value" investing. Our portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Fund's relative performance may suffer.


   o MARKET TIMING RISK: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.


   o LEVERAGE RISK: When our portfolio managers purchase securities with borrowed funds, they engage in a speculative investment practice called "leverage." When the Fund engages in "leverage," it has the potential to incur losses greater than if it had not engaged in leverage.

   o OPTIONS INVESTING RISK: If the Fund purchases an option and the price of the underlying stock or index moves in the wrong direction, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. Similarly, the Fund likely will lose money if the underlying stock or index of a call option it has written increases in value. It is possible that there may be times when a market for the Fund's outstanding options does not exist.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distribution to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.


   o SHORT SALES RISK: The Fund's investment performance will suffer if a security that it has sold short appreciates in value. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders. The potential loss is unlimited.


   Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and a high tolerance for risk. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

   The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Russell 2000 Index. Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                                 FMI FOCUS FUND
                      (Total return for the calendar year)


                              1997          69.74%
                              1998          35.46%
                              1999          54.11%
                              2000          23.41%
                              2001           2.53%
                              2002         -22.24%
                              2003          48.11%
                              2004           7.05%


Note: During the eight year period shown on the bar chart, the Fund's highest total return for a quarter was 37.67% (quarter ended December 31, 1999) and the lowest total return for a quarter was -23.01% (quarter ended September 30, 2002).


   The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.



       AVERAGE ANNUAL TOTAL RETURNS                                                  SINCE THE INCEPTION DATE OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2004)              ONE YEAR      FIVE YEARS              (DECEMBER 16, 1996)
------------------------------------------              --------      ----------     ------------------------------------
FMI Focus Fund
     Return before taxes                                  7.05%          9.30%                       24.07%
     Return after taxes on distributions                  6.29%          8.38%                       21.51%
     Return after taxes on distributions
       and sale of Fund shares                            5.44%          7.60%                       20.04%
Russell 2000 Index(1)<F2>(2)<F3>                         18.33%          6.61%                       11.53%



(1)<F2> The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)<F3>   Reflects no deduction for fees, expenses or taxes.


                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)               No Sales Charge
   Maximum Deferred Sales Charge (Load)                No Deferred Sales Charge
   Maximum Sales Charge (Load) Imposed
     on Reinvested Dividends and Distributions         No Sales Charge
   Redemption Fee                                      None(1)<F4>
   Exchange Fee                                        None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
   Management Fees                                               1.25%
   Distribution and/or Service (12b-1) Fees                      None(2)<F5>
   Other Expenses
     Interest Expense and Dividends on Short Positions           0.00%
     All Other Expenses                                          0.18%
     Total Other Expenses                                        0.18%
   Total Annual Fund Operating Expenses                          1.43%

(1)<F4>   Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F5> Although the Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 permitting it to pay distribution fees of up to 0.25% of its average net assets, it does not intend to pay any fees pursuant to such Plan during the fiscal year ending September 30, 2005.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

                                                                              ONE           THREE           FIVE           TEN
                                                                              YEAR          YEARS          YEARS          YEARS
                                                                              ----          -----          -----          -----

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5%
return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these
assumptions, your costs would be:                                             $146           $452           $782          $1,713

                      INVESTMENT OBJECTIVE AND STRATEGIES

  The Fund seeks capital appreciation. Although we have no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and you could lose money.

  The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means the Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses or satisfy redemption requests.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

  The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures respecting disclosure of its portfolio holdings.

                             MANAGEMENT OF THE FUND

  Fiduciary Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                           100 East Wisconsin Avenue
                                   Suite 2200
                              Milwaukee, WI  53202

  The Adviser is controlled by Mr. Ted D. Kellner. Mr. Kellner has been employed by the Adviser as Chief Executive Officer and as a portfolio manager since 1980. He is currently the Chairman of the Board and Chief Executive Officer.

  The Adviser has been in business since 1980. As the investment adviser to the Fund, the Adviser provides or oversees the provision of all investment management and administrative services to the Fund but will select one or more sub-advisors to make specific investments for the Fund. The Fund pays the Adviser an annual investment advisory fee equal to 1.25% of its average daily net assets.

  Broadview Advisors, LLC (the "Sub-Adviser") is the Fund's investment sub-adviser. The Sub-Adviser's address is:

                           100 East Wisconsin Avenue
                                   Suite 2500
                              Milwaukee, WI  53202

  The Sub-Adviser is controlled by Messrs. Richard E. Lane and Glenn Primack. Mr. Lane has served as co-portfolio manager to the Fund since October 1, 1997 and Mr. Primack has served as co-portfolio manager of the Fund since May 1, 2001. Mr. Lane was employed by the Adviser as a financial analyst and portfolio manager from September 1994 through April 2001. Mr. Primack was employed by the Adviser as a research analyst from May 1998 through April 2001. Their current positions with the Sub-Adviser are:

             Richard E. Lane       President
             Glenn Primack         Vice President

  The Sub-Adviser has been in business since May 2001 and is the Fund's only Sub-Adviser. The Sub-Adviser selects portfolio securities for investment by the Fund, purchases and sells securities for the Fund and, upon making any purchase or sale decision, places orders for the execution of such portfolio transactions. The Adviser, not the Fund, is responsible for paying the Sub-Adviser's fees. The Adviser pays the Sub-Adviser an annual sub-advisory fee equal to 0.95% of the Fund's average daily net assets.

                              THE FUND'S SHARE PRICE


  The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost. The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders and redemption orders that it receives in good order AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.



  If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.


  The Fund's net asset value can be found daily in the mutual fund listings of many major newspapers under the heading "FMI FocusFd". The Fund's NASDAQ symbol is "FMIOX".

                                PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

   1.  Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums*<F6>:

       a.  New accounts
           o   All Accounts                                $1,000

       b.  Existing accounts
           o   Dividend reinvestment                   No Minimum
           o   Automatic Investment Plan                   $   50
           o   All other accounts                          $  100

       *<F6>  Servicing Agents may impose different minimums.

   3. Complete the Purchase Application included in this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311.

       In compliance with the USA Patriot Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your application.

       If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

   4. Make your check payable to "FMI Focus Fund." All checks must be drawn on U.S. banks. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

   5.  Send the application and check to:

       BY FIRST CLASS MAIL

       FMI Focus Fund
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

       FMI Focus Fund
       c/o U.S. Bancorp Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

   PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

   6.  You may purchase shares by wire transfer.

       Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

       Subsequent Investments by Wire - Please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

       YOU SHOULD WIRE FUNDS:

       U.S. Bank, N.A.
       777 East Wisconsin Avenue
       Milwaukee, WI  53202
       ABA #075000022

       Credit:
       U.S. Bancorp Fund Services, LLC
       Account #112-952-137

       Further Credit:
       FMI Focus Fund
       (shareholder registration)
       (shareholder account number)


   PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

  The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

  o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

  o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

  o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.


  o Be authorized to receive purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.



  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.


OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

  The Fund may reject any Purchase Applications for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Fund have not been registered for sale outside of the United States.

  The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.

  The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

  o  Traditional IRA
  o  Roth IRA
  o  Coverdell Education Savings Account
  o  SEP - IRA
  o  Simple IRA
  o  401(k) Plan
  o  Defined Contribution Retirement Plan
  o  403(b)(7) Custodial Accounts

  Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o  account number(s)

       o  the amount of money or number of shares being redeemed

       o  the name(s) on the account

       o  daytime phone number

       o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-811-5311 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

       o The redemption proceeds are to be sent to an address other than the address of record.

       o  The redemption request is made within 30 days after an address change.

       o  To change bank information on your account.

       o Any redemption transmitted by Federal wire transfer to a bank other than the bank of record.

   A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   4.  Send the letter of instruction to:

       BY FIRST CLASS MAIL

       FMI Focus Fund
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

       FMI Focus Fund
       c/o U.S. Bancorp Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary. Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of fund shares for certain account types.


  o If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


  U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information. If you request in the letter of instruction, U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer ("EFT") or wire. An EFT generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. U.S. Bancorp Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for EFTs. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Fund, shareholders should consider the following:

  o  The redemption may result in a taxable gain.

  o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

  o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

  o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  o U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

  o The Fund reserves the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if it believes it is advisable to do so. Both the Fund and U.S. Bancorp Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a Servicing Agent cannot contact U.S. Bancorp Fund Services, LLC by telephone, it should make a redemption request in writing in the manner described earlier.

  o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.


  o The Fund may pay redemption requests "in kind". This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.


                            MARKET TIMING PROCEDURES


  Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.



  The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.


                               EXCHANGING SHARES

  Shares of the Fund may be exchanged for shares of:

  o  FMI Common Stock Fund, Inc.     o  FMI Knappenberger Partners
  o  FMI Large Cap Fund                   Emerging Growth Fund
  o  FMI Provident Trust             o  FMI Woodland Small
       Strategy Fund                      Capitalization Value Fund
  o  FMI Winslow Growth Fund         o  First American Prime Obligations Fund

at the relative net asset values. (FMI Common Stock Fund, Inc., FMI Large Cap Fund, FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging Growth Fund and FMI Woodland Small Capitalization Value Fund are other mutual funds advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Neither U.S. Bancorp Fund Services, LLC nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.

HOW TO EXCHANGE SHARES


  1. Read this Prospectus (and the prospectus for the fund for which shares are to be exchanged) carefully. (Please note that FMI Common Stock Fund, Inc. is currently closed to new investors.)


  2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to the appropriate minimums.

  3. Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

  Call the transfer agent to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Common Stock Fund, (b) FMI Large Cap Fund, (c) FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging Growth Fund and FMI Woodland Small Capitalization Value Fund or (d) First American Prime Obligations Fund. This exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in any of the foregoing mutual funds.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

  o ALL REINVESTMENT OPTION -- Both dividend and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION -- Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION -- Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

  o ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash.

  You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-811-5311.

  If you elect to have dividends and/or capital gain distributions paid in cash, the Fund will automatically reinvest all distributions under $10 in additional Fund shares.

  If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

  The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, our Adviser considers the tax effects of its investment decisions to be of secondary importance. The Fund expects that its distributions generally will consist primarily of long-term capital gains.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.

                                                                                   YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                            $29.35         $20.81         $23.03         $36.43         $21.56

   INCOME FROM INVESTMENT OPERATIONS:
   Net investment (loss) income(1)<F7>                         (0.29)         (0.18)         (0.16)         (0.13)          0.06
   Net realized and unrealized
     gains (losses) on investments                              3.08           8.72          (2.06)         (9.74)         17.34
                                                              ------         ------         ------         ------         ------
   Total from investment operations                             2.79           8.54          (2.22)         (9.87)         17.40

   LESS DISTRIBUTIONS:
   Dividend from net investment income                            --             --             --          (0.03)            --
   Distributions from net realized gains                          --             --             --          (3.50)         (2.53)
                                                              ------         ------         ------         ------         ------
   Total from distributions                                       --             --             --          (3.53)         (2.53)
                                                              ------         ------         ------         ------         ------
NET ASSET VALUE, END OF YEAR                                  $32.14         $29.35         $20.81         $23.03         $36.43
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL RETURN                                                   9.51%         41.04%         (9.64%)       (29.27%)        92.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s $)                        1,063,995        948,471        433,799        261,549        242,458
Ratio of operating expenses before interest expense and
  dividends on shorts to average net assets                    1.43%          1.47%          1.46%          1.50%          1.59%
Ratio of interest expense and dividends on
  short positions to average net assets                        0.00%          0.00%          0.00%          0.00%          0.05%
Ratio of net investment (loss) income
  to average net assets                                       (0.87%)        (0.71%)        (0.60%)        (0.55%)         0.20%
Portfolio turnover rate                                        63.8%          52.6%          92.8%         165.3%         198.7%

(1)<F7> Net investment (loss) income before interest expense and dividends on short positions for the years ended September 30, 2004, 2003, 2002, 2001 and 2000 was ($0.29), ($0.18), ($0.16), ($0.13) and $0.08,
          respectively. Net investment (loss) income per share is calculated using average shares outstanding.

                           Not part of the Prospectus

                                   FMI Funds
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

  o Information we receive from you on or in applications or other forms, correspondence or conversations.

  o  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

  To learn more about FMI Focus Fund you may want to read FMI Focus Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. FMI Focus Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about FMI Focus Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMI Focus Fund during its last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-811-5311.

  Prospective investors and shareholders who have questions about FMI Focus Fund may also call the following number or write to the following address.

  FMI Focus Fund
  100 East Wisconsin Avenue
  Suite 2200
  Milwaukee, Wisconsin  53202
  1-800-811-5311
  www.fmifunds.com

  The general public can review and copy information about FMI Focus Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about FMI Focus Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:

  Public Reference Section
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

  Please refer to FMI Focus Fund's Investment Company Act File No. 811-07831 when seeking information about the Fund from the Securities and Exchange Commission.